Exhibit 99.2

HOSPITALITY PROPERTIES TRUST

Fourth Quarter 2007

Supplemental Operating and Financial Data

Unless otherwise noted all amounts in this report are unaudited.

WARNING REGARDING FORWARD LOOKING STATEMENTS

THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA REPORT CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE,” “EXPECT,” “ANTICIPATE,” “INTEND,” “PLAN,” “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  THESE FORWARD LOOKING STATEMENTS APPEAR IN A NUMBER OF PLACES IN THIS REPORT AND INCLUDE BUT ARE NOT LIMITED TO STATEMENTS REGARDING OUR INTENT, BELIEF OR EXPECTATION, OR THE INTENT, BELIEF OR EXPECTATION OF OUR TRUSTEES AND OFFICERS WITH RESPECT TO:

•      OUR MANAGERS' OR TENANTS' ABILITIES TO PAY RETURNS OR RENT TO US,

•      OUR ABILITY TO PURCHASE ADDITIONAL PROPERTIES,

•      OUR INTENT TO REFURBISH CERTAIN OF OUR PROPERTIES,

•      OUR ABILITY TO PAY INTEREST AND DEBT PRINCIPAL AND MAKE DISTRIBUTIONS,

•      OUR POLICIES AND PLANS REGARDING INVESTMENTS AND FINANCINGS,

•      OUR TAX STATUS AS A REAL ESTATE INVESTMENT TRUST AND

•      OUR ABILITY TO APPROPRIATELY BALANCE THE USE OF DEBT AND EQUITY AND TO RAISE CAPITAL.

ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  SUCH FACTORS INCLUDE, WITHOUT LIMITATION:

•                  THE IMPACT OF CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS (INCLUDING THE RECENT RESTRICTIONS IN THE DEBT CAPITAL MARKETS) ON US AND OUR MANAGERS AND TENANTS,

•                  COMPLIANCE WITH AND CHANGES TO LAWS AND REGULATIONS AFFECTING THE REAL ESTATE, HOTEL, TRANSPORATION AND TRAVEL CENTER INDUSTRIES,

•                  CHANGES IN FINANCING TERMS AND

•                  COMPETITION WITHIN THE REAL ESTATE, HOTEL AND TRAVEL CENTER INDUSTRIES GENERALLY AND BETWEEN REITS SPECIFICALLY.

FOR EXAMPLE:

•                  IF THE AVAILABILITY OF DEBT CAPITAL MARKET REMAINS RESTRICTED OR BECOMES MORE RESTRICTED, WE MAY BE UNABLE TO REFINANCE OR REPAY OUR DEBT OBLIGATIONS WHEN THEY BECOME DUE OR ON TERMS WHICH ARE AS FAVORABLE AS WE NOW HAVE.

•                  HOTEL ROOM DEMAND IS USUALLY A REFLECTION OF GENERAL ECONOMIC ACTIVITY IN THIS COUNTRY; AND IF HOTEL ROOM DEMAND BECOMES DEPRESSED BECAUSE OF A GENERAL SLOWING OF THE ECONOMY, THE OPERATING RESULTS OF OUR HOTELS MAY DECLINE, THE FINANCIAL RESULTS OF OUR MANAGERS AND TENANTS MAY DECLINE AND OUR MANAGERS AND TENANTS MAY BE UNABLE TO PAY OUR RETURNS OR RENTS,

•                  SIMILARLY, A SLOWING OF THE ECONOMY GENERALLY MAY RESULT IN LESS DEMAND FOR TRUCK SERVICES; AND IF TRUCKING ACTIVITY DECLINES, OUR TRAVEL CENTER TENANTS MAY BECOME UNABLE TO PAY OUR RENTS. AND

•                  WE MAY BE UNABLE TO IDENTIFY PROPERTIES WHICH WE WANT TO ACQUIRE OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES, ACQUISITION FINANCING TERMS, MANAGEMENT AGREEMENTS OR LEASE TERMS FOR NEW PROPERTIES.

THESE RESULTS COULD OCCUR FOR MANY DIFFERENT REASONS, SOME OF WHICH, SUCH AS NATURAL DISASTERS, TERRORIST ATTACKS OR CHANGES IN OUR MANAGERS' OR TENANTS' REVENUE OR COSTS OR CHANGES IN CAPITAL MARKETS OR THE ECONOMY GENERALLY, ARE BEYOND OUR CONTROL.

CORPORATE INFORMATION

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2007

COMPANY PROFILE

The Company:	Strategy:

Hospitality Properties Trust is a real estate investment trust, or REIT. As of December 31, 2007, we owned 292 hotels and 185 travel centers located in 44 states, Puerto Rico, and Canada. At December 31, 2007, our properties were operated by operating companies under twelve long term combination management or lease agreements. We are the only investment grade rated, publicly owned hospitality REIT in the Country and we are currently included in a number of financial indices, including the S&P 400 MidCap Index, the Russell 1000 Index, the MSCI U.S. REIT index, the FTSE EPRA/NAREIT United States index and the S&P REIT Composite index.

Management:

Hospitality Properties Trust is managed by Reit Management & Research LLC, or RMR. RMR was founded in 1986 to

Our business strategy is to maintain and grow an investment portfolio of high quality hotels and travel centers operated by experienced managers. Our properties are managed or leased under long term agreements that provide us cash flows in the form of minimum returns and rents. We also seek to participate in operating improvements at our properties by charging rent increases based upon percentages of gross revenue increases at our leased properties and participating in hotel profits in excess of the minimum returns due to us at our managed hotels. Generally, we prefer to purchase multiple properties in one transaction because we believe a single operating agreement for multiple properties in diverse locations enhances the stability of our cash flows. When we buy individual properties we usually add those properties to a combination lease or management agreement for other properties that we own. We have a conservative capital structure and limit the amount of debt financing we use. We do not have any investments in joint ventures or partnerships.

manage public investments in real estate. As of December 31, 2007, RMR managed one of the largest portfolios of publicly owned real estate in the United States, including over 1,300 properties, located in 45 states, Washington, DC, Puerto Rico and Ontario, Canada. RMR has approximately 500 employees in its headquarters and regional offices located throughout the Country.  In addition to managing HPT, RMR and its affiliates also manage HRPT Properties Trust, or HRP, a publicly traded REIT that primarily owns office buildings and industrial properties, Senior Housing Properties Trust, or SNH, a publicly traded REIT that primarily owns senior living properties, several publicly traded mutual funds, or the RMR Funds, which principally invest in securities of real estate companies (excluding securities of companies managed by RMR and its affiliates) and two real estate based operating companies in the healthcare and travel center industries. The public companies managed by RMR and its affiliates had combined total market capitalization of nearly $14.5 billion as of December 31, 2007. We believe that being managed by RMR is a competitive advantage for HPT because RMR provides HPT with a depth of management and experience which may be unequaled in the real estate industry.  We also believe RMR provides management services to HPT at costs that are lower than HPT would have to pay for similar quality services.

Stock Exchange Listing:

New York Stock Exchange

Trading Symbol:

Common Shares — HPT

Preferred Shares Series B — HPT-B

Preferred Shares Series C — HPT-C

Senior Unsecured Debt Ratings:

Standard & Poor’s — BBB

Moody’s — Baa2

Corporate Headquarters: 400 Centre Street Newton, MA 02458 (t) (617) 964-8389 (f) (617) 969-5730

Portfolio Data by Manager (as of 12/31/07):

			Percent of			Annualized	Percent of Total
		Number	Number		Percent of	Minimum	Minimum
	Number of	of Rooms	of Rooms	Investment	Total	Return /	Return /
Manager	Properties	/Suites (1)	/Suites (1)	(000s)	Investment	Rent (000s)	Rent

InterContinental	131	20,140	47%	$1,769,086	28%	$151,061	27%
Marriott International	125	17,926	41%	1,524,920	25%	155,208	28%
Hyatt	24	2,895	7%	309,850	5%	23,050	4%
Carlson	12	2,262	5%	211,309	3%	11,890	2%
TA(2)	185	N/A	N/A	2,402,250	39%	217,938	39%
Total	477	43,223	100%	$6,217,415	100%	$559,147	100%

Operating Statistics by Operating Agreement (Q4 2007):

			Annualized	Percent
		Number	Minimum	of Total			RevPAR
	Number of	of Rooms	Return /	Minimum	Coverage (3)		Change (4)
Operating Agreement	Properties	/Suites (1)	Rent (000s)	Return / Rent	Q4	LTM	Q4	YTD

InterContinental (no. 1) (5)	31	3,844	$37,882	7%	0.93	1.09x	9.3%	5.7%
InterContinental (no. 2)	76	9,220	50,000	9%	1.25x	1.43x	2.1%	3.3%
InterContinental (no. 3)	14	4,139	42,873	8%	1.22x	1.33x	7.4%	7.8%
InterContinental (no. 4)	10	2,937	20,306	4%	1.25x	1.39x	-0.1%	3.5%
Marriott (no. 1)	53	7,610	58,379	10%	1.55x	1.63x	6.9%	4.9%
Marriott (no. 2)	18	2,178	19,287	3%	1.34x	1.33x	4.1%	1.6%
Marriott (no. 3)	35	5,382	49,034	9%	1.12x	1.24x	4.1%	6.1%
Marriott (no. 4)	19	2,756	28,508	5%	1.21x	1.22x	4.9%	1.2%
Hyatt (6)	24	2,895	23,050	4%	0.56x	0.54x	33.0%	12.0%
Carlson	12	2,262	11,890	2%	1.40x	1.63x	6.5%	13.1%
TA (no. 1) (2)	145	N/A	155,713	28%	1.53x	1.39x	N/A	N/A
TA (no. 2)	40	N/A	62,225	11%	1.19x	1.14x	N/A	N/A
Total / Average	477	43,223	$559,147	100%			6.2%	5.5%

(1) 18 of our TA properties include hotels.  The rooms associated with these hotels have been excluded from total number of rooms.

(2) The amount of annual minimum rent payable to us under agreement TA (no. 1) is scheduled to increase to $158,962, $162,625, $166,638, $171,613 and $176,620 in 2008, 2009, 2010, 2011 and 2012, respectively.  The annual straight line rent for GAAP reporting purposes is $171,389.

(3) We define coverage as combined total property sales minus all property level expenses which are not subordinated to minimum payments to us and the required FF&E reserve contributions (which data is provided to us by our operators or tenants), divided by the minimum return or minimum rent payments due to us.  For some combinations, amounts have been calculated using data for periods prior to our ownership of certain properties and prior to commencement of our operating agreements.  All amounts are for the indicated periods except for the TA amounts which are for the quarter and LTM ended September 30, 2007.  We have not independently verified our managers’ and tenants’ operating data.

(4) We define RevPAR as hotel room revenue per day per available room.  Operating data presented are based upon the operating results provided by our managers and tenants; we have not independently verified our managers’ and tenants’ operating data.

(5) The year to date calculation of RevPAR excludes one hotel which was closed from May 2005 through May 2006 due to fire damage and a newly developed hotel acquired in April 2006.

(6) In connection with the rebranding of our AmeriSuites® hotels to Hyatt PlaceTM hotels starting in the third quarter of 2006, 21 of the hotels in this portfolio have been undergoing renovations which required some hotel rooms to be taken out of service.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2007

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy	Adam D. Portnoy
Managing Trustee	Managing Trustee

Frank J. Bailey	William A. Lamkin
Independent Trustee	Independent Trustee

John L. Harrington
Independent Trustee

Senior Management

John G. Murray	Mark L. Kleifges
President, Chief Operating Officer and Secretary	Treasurer and Chief Financial Officer

Ethan S. Bornstein
Senior Vice President

Contact Information

Investor Relations	Inquiries
Hospitality Properties Trust	Financial inquiries should be directed to Mark L. Kleifges,
400 Centre Street	Treasurer and Chief Financial Officer, at (617) 964-8389
Newton, MA 02458	or mkleifges@reitmr.com.
(t) (617) 964-8389
(f) (617) 969-5730	Investor and media inquiries should be directed to
(email) info@hptreit.com	Timothy A. Bonang, Manager of Investor Relations, at
(website) www.hptreit.com	(617) 796-8232 or tbonang@hptreit.com, or Carlynn Finn,
Investor Relations Analyst at (617) 796-8232
or cfinn@hptreit.com

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2007

RESEARCH COVERAGE

Equity Research Coverage

Keefe, Bruyette & Woods	RBC
Smedes Rose	Mike Salinsky
(212) 887-3696	(216) 378-7627

Merrill Lynch	Stifel, Nicolaus
David Bragg	Rod Petrik
(212) 449-8922	(410) 454-4131

Morgan Keegan	UBS
Napoleon Overton	William Truelove
(901) 579-4865	(212) 713-8825

Morgan Stanley	Wachovia Securities
Celeste Mellet Brown	Jeffrey Donnelly
(212) 761-3896	(617) 603-4262

Debt Research Coverage

Credit Suisse	UBS
Matthew Lynch	Michael Dimler
(212) 325-6456	(203) 719-3841

Rating Agencies

Moody’s Investors Service	Standard and Poor’s
Maria Maslovsky	Emile Courtney
(212) 553-4831	(212) 438-7824

HPT is followed by the analysts and its publicly held debt is rated by the rating agencies listed above.  Please note that any opinions, estimates or forecasts regarding HPT’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of HPT or its management.  HPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2007

KEY FINANCIAL DATA

(amounts in thousands, except per share data)

	As of and For the Three Months Ended
	12/31/2007	9/30/2007	6/30/2007	3/31/2007	12/31/2006

Shares Outstanding:
Common shares outstanding (at end of period)	93,893	93,890	93,869	93,866	86,284
Weighted average common shares outstanding - basic and diluted (1)	93,891	93,872	93,868	90,760	75,587

Common Share Data:
Price at end of period	$32.22	$40.65	$41.49	$46.80	$47.53
High during period	$43.18	$44.30	$47.88	$49.00	$51.46
Low during period	$32.02	$36.00	$40.75	$37.52	$46.65
Annualized dividends paid per share	$3.08	$3.08	$3.04	$3.04	$2.96
Annualized dividend yield (at end of period)	9.6%	7.6%	7.3%	6.5%	6.2%

Market Capitalization:
Total debt (book value)	$2,579,391	$2,558,154	$2,731,994	$2,089,831	$1,199,830
Plus: market value of preferred shares (at end of period)	314,333	362,717	394,674	403,335	88,838
Plus: market value of common shares (at end of period)	3,025,232	3,816,629	3,894,625	4,392,929	4,101,079
Total market capitalization	$5,918,956	$6,737,500	$7,021,293	$6,886,095	$5,389,747
Total debt / total market capitalization	43.6%	38.0%	38.9%	30.3%	22.3%

Book Capitalization:
Total debt	$2,579,391	$2,558,154	$2,731,994	$2,089,831	$1,199,830
Plus: total shareholders’ equity	2,786,434	2,782,728	2,711,505	2,736,066	2,447,540
Total book capitalization	$5,365,825	$5,340,882	$5,443,499	$4,825,897	$3,647,370
Total debt / total book capitalization	48.1%	47.9%	50.2%	43.3%	32.9%

Selected Balance Sheet Data:
Total assets	5,679,307	5,647,155	$5,790,013	$5,145,180	$3,957,463
Total liabilities	2,892,873	2,864,427	$3,078,508	$2,409,114	$1,509,923
Real estate, at cost	6,196,231	6,154,580	$6,259,353	$5,590,197	$4,024,106
Total debt / real estate, at cost	41.6%	41.6%	43.6%	37.4%	29.8%

Selected Income Statement Data:
Total revenues	$326,760	$334,310	$333,741	$290,668	$253,887
EBITDA (2)	$154,317	$159,080	$152,314	$130,267	$97,610
Net income available for common shareholders (3)	$75,984	$142,390	$46,812	$39,013	$59,952
Funds from operations (FFO) available for common shareholders (4)	$108,270	$113,572	$111,541	$98,462	$75,623
Common distributions declared	$72,298	$72,295	$71,340	$72,708	$63,850

Per Share Data:
Income from continuing operations available for common shareholders	$0.81	$0.48	$0.47	$0.40	$0.75
Income from discontinued operations available for common shareholders (3)	$—	$1.03	$0.03	$0.03	$0.05
Net income available for common shareholders (3)	$0.81	$1.52	$0.50	$0.43	$0.79
FFO available for common shareholders (4)	$1.15	$1.21	$1.19	$1.08	$1.00
Common distributions declared	$0.77	$0.77	$0.76	$0.76	$0.74
FFO payout ratio	67.0%	63.6%	63.9%	70.4%	74.0%

Coverage Ratios:
EBITDA (2) / interest expense	4.1x	4.2x	4.5x	4.2x	4.8x
EBITDA (2) / interest expense and preferred distributions	3.4x	3.5x	3.7x	4.0x	4.4x

(1)	HPT had no outstanding dilutive common share equivalents during the periods presented.
(2)	See page 13 for calculation of EBITDA.
(3)	Includes for the quarter ended September 30, 2007, a $95,711, or a $1.02 per share, gain from the sale of real estate.
(4)	See page 14 for calculation of FFO.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2007

CONSOLIDATED BALANCE SHEET

(dollars in thousands, except share data)

	As of December 31, 2007	As of December 31, 2006
		(Audited)
ASSETS

Real estate properties, at cost:
Land	$1,377,520	$582,562
Buildings, improvements and equipment	4,818,711	3,436,219
	6,196,231	4,018,781
Accumulated depreciation	(849,470)	(702,513)
	5,346,761	3,316,268
Cash and cash equivalents	23,401	553,256
Restricted cash (FF&E reserve escrow)	28,134	27,363
Other assets, net	281,011	60,576
	$5,679,307	$3,957,463

LIABILITIES AND SHAREHOLDERS’ EQUITY

Revolving credit facility	$158,000	$—
Senior notes, net of discounts	1,842,756	1,196,130
Convertible senior notes	575,000	—
Mortgage payable	3,635	3,700
Security deposits	169,406	185,366
Accounts payable and other liabilities	134,705	119,536
Due to affiliates	4,617	3,277
Dividends payable	4,754	1,914
Total liabilities	2,892,873	1,509,923

Commitments and contingencies

Shareholders’ equity:
Preferred shares of beneficial interest; no par value;100,000,000 shares authorized:
Series B preferred shares; 8 7/8% cumulative redeemable; 3,450,000 shares issued and outstanding, aggregate liquidation preference $86,250	83,306	83,306
Series C preferred shares; 7% cumulative redeemable; 12,700,000 shares and none issued and outstanding, respectively, aggregate liquidation preference $317,500	306,833	—
Common shares of beneficial interest; $0.01 par value; 150,000,000 shares authorized; 93,892,719 and 86,284,251shares issued and outstanding, respectively	939	863
Additional paid-in capital	3,048,881	2,703,687
Cumulative net income	1,711,079	1,380,111
Cumulative preferred distributions	(93,761)	(66,992)
Cumulative common distributions	(2,270,843)	(1,653,435)
Total shareholders’ equity	2,786,434	2,447,540
	$5,679,307	$3,957,463

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2007

CONSOLIDATED STATEMENT OF INCOME

(in thousands, except per share data)

	For the Three Months Ended		For the Twelve Months Ended
	12/31/2007	12/31/2006	12/31/2007	12/31/2006

Revenues:
Hotel operating revenues (1)	$227,031	$213,457	$941,455	$879,324
Minimum rent (1)	87,945	29,161	310,764	115,461
Percentage rent (2)	6,055	5,188	6,055	5,188
FF&E reserve income (3)	5,293	4,794	22,286	20,299
Interest income	436	1,287	4,919	2,674
Total revenues	326,760	253,887	1,285,479	1,022,946

Expenses:
Hotel operating expenses	137,758	132,614	657,000	618,334
Interest (including amortization of deferred financing costs of $1,051, $664, $3,659 and $2,584, respectively)	38,029	20,500	140,517	81,451
Depreciation and amortization	56,218	36,416	216,688	141,198
General and administrative	9,421	5,868	37,223	25,090
TA spin off costs (4)	—	—	2,711	—
Loss on asset impairment (5)	1,332	—	1,332	—
Total expenses	242,758	195,398	1,055,471	866,073
Income before income taxes	84,002	58,489	230,008	156,873
Income tax expense	(548)	(186)	(2,191)	(372)
Income from continuing operations	83,454	58,303	227,817	156,501
Discontinued operations (6):
Income from discontinued operations	—	3,563	7,440	12,538
Gain on sale of real estate used by discontinued operations	—	—	95,711	—
	—	3,563	103,151	12,538

Net income	83,454	61,866	330,968	169,039

Preferred distributions	(7,470)	(1,914)	(26,769)	(7,656)
Net income available for common shareholders	$75,984	$59,952	$304,199	$161,383

Weighted average common shares outstanding	93,891	75,587	93,109	73,279

Basic and diluted net income per common share:
Income from continuing operations available for common shareholders	$0.81	$0.75	$2.16	$2.03
Income from discontinued operations available for common shareholders	$—	$0.04	$1.11	$0.17
Net income available for common shareholders	$0.81	$0.79	$3.27	$2.20

See notes to consolidated statement of income on page 12.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2007

NOTES TO CONSOLIDATED STATEMENT OF INCOME

(in thousands, except per share data)

(1)   At December 31, 2007, each of our 292 hotels are included in one of ten combinations of hotels of which 201 are leased to our taxable REIT subsidiaries and managed by independent hotel operating companies and 91 are leased to third parties. Our 185 travel centers are leased under two agreements. Our consolidated statement of income includes hotel operating revenues and expenses of managed hotels and rental income from our leased hotels and travel centers.

(2)   In calculating net income we recognize percentage rental income received for the first, second and third quarters in the fourth quarter, which is when all contingencies are met and the income is earned.

(3)   Various percentages of total sales at most of our hotels are escrowed as reserves for future renovations or refurbishment, or FF&E Reserve escrows. At December 31, 2007, we own the FF&E Reserve escrows for all our hotels. Through July 26, 2007, we had a security and remainder interest in the FF&E Reserve escrows for our former Homestead Studio Suites hotels (see Note 6). When we own the FF&E Reserve escrows at hotels leased to third parties we report payments into the escrow as additional rent. When we had a security and remainder interest in the FF&E Reserve escrows of our Homestead Studio Suites hotels, deposits were not included in revenue. We do not report the amounts which are escrowed as FF&E reserves for our managed hotels as FF&E reserve income in our consolidated statement of income.

(4)   During the first quarter of 2007, we expensed $2,711 of costs in connection with the spin off of our former subsidiary, TravelCenters of America LLC, or TA, to our shareholders on January 31, 2007.

(5)   In December 2007, we authorized Global Hyatt Corporation to pursue the sale of our AmeriSuites hotel in Atlantic Beach, NC.  In connection with this decision we recorded a $1,332, or $.01 loss per share on asset impairment.

(6)   On July 26, 2007, we sold 18 Homestead Studio Suites hotels for $205,350 and recognized a gain on sale of $95,711. We have reclassified our consolidated statement of income for all periods presented to show the results of operations of the hotels which have been sold as discontinued.  Following is a summary of the operating results of these discontinued operations:

	Quarter Ended December 31,		Twelve Months Ended December 31,
	2007	2006	2007	2006
Minimum rent	$—	$3,990	$9,218	$15,960
Percentage rent (2)	—	510	267	509
Total revenue	—	4,500	9,485	16,469
Depreciation and amortization	—	(754)	(1,636)	(3,206)
General and administrative	—	(183)	(409)	(725)
	—
Income from discontinued operations	$—	$3,563	$7,440	$12,538

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2007

CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

	For the Twelve Months Ended
	12/31/2007	12/31/2006

Cash flows from operating activities:
Net income	$330,968	$169,039
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	218,319	144,404
Amortization of deferred financing costs as interest	3,659	2,584
Straight line rent adjustments	(15,851)	(113)
Other non-cash (income) expense, net	(4,363)	(2,969)
FF&E reserve income and deposits	(57,912)	(46,095)
Loss on asset impairment	1,332	—
Gain on sale of real estate used by discontinued operations	(95,711)	—
Change in assets and liabilities:
Increase in other assets	(14,089)	(2,488)
Increase in accounts payable and other	19,147	5,462
Increase in due to affiliate	2,730	1,729
Cash provided by operating activities	388,229	271,553

Cash flows from investing activities:
Real estate acquisitions	(2,629,215)	(320,776)
FF&E reserve fundings	(64,241)	(72,556)
Sale of real estate used by discontinued operations	205,350	—
Refund of security deposit	(15,960)	—
Increase in security deposits	—	2
Cash used in investing activities	(2,504,066)	(393,330)

Cash flows from financing activities:
Issuance of common shares, net	343,451	641,652
Issuance of preferred shares, net	306,833	—
Issuance of senior notes, net of discount	645,843	273,974
Issuance of convertible senior notes	575,000	—
Draws on revolving credit facility	1,022,000	511,000
Repayments of revolving credit facility	(864,000)	(546,000)
Draws on interim credit facility	1,400,000	—
Repayments of interim credit facility	(1,400,000)	—
Deferred financing costs incurred	(17,892)	(3,259)
Distributions to preferred shareholders	(23,929)	(7,656)
Distributions to common shareholders	(280,158)	(213,246)
Distribution of TA to common shareholders	(121,166)	—
Cash provided by financing activities	1,585,982	656,465

Increase (decrease) in cash and cash equivalents	(529,855)	534,688
Cash and cash equivalents at beginning of period	553,256	18,568
Cash and cash equivalents at end of period	$23,401	$553,256

Supplemental cash flow information:
Cash paid for interest	$119,200	$78,157

Non cash investing activities:
Property managers’ deposits in FF&E reserve	$58,668	$44,946
Property managers’ purchases with FF&E reserve	(122,138)	(116,129)

Non cash financing activities:
Issuance of common shares	$1,819	$2,296
Distribution of TA to common shareholders	(216,084)	—

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2007

CALCULATION OF EBITDA

(in thousands)

		For the Three Months Ended		For the Twelve Months Ended
		12/31/2007	12/31/2006	12/31/2007	12/31/2006

Net income		$83,454	$61,866	$330,968	$169,039
Plus:	Interest expense	38,029	20,500	140,517	81,451
	Depreciation and amortization (continuing operations)	56,218	36,416	216,688	141,198
	Depreciation and amortization (discontinued operations) (1)	—	753	1,636	3,206
	Income taxes	548	186	2,191	372
	Loss on asset impairment (2)	1,332	—	1,332	—
Less:	Deferred percentage rent previously recognized in EBITDA (continuing operations) (3)	(4,748)	(4,179)	—	—
	Deferred percentage rent previously recognized in EBITDA (discontinued operations) (1) (3)	—	(428)	—	—
	Deferred additional returns previously recognized in EBITDA (continuing operations) (4)	(20,516)	(17,318)	—	—
	Gain on sale of real estate used by discontinued operations	—	—	(95,711)	—
EBITDA		$154,317	$97,796	$597,621	$395,266

(1)

On July 26, 2007, we sold 18 Homestead Studio Suites® hotels for $205,350 and recognized a gain on sale of $95,711.  We reclassified our consolidated statement of income for all periods presented to show the results of operations of the hotels which have been sold as discontinued (see page 11 for a summary of these discontinued operations).

(2)

In December 2007, we authorized Global Hyatt Corporation to pursue the sale of our AmeriSuites hotel in Atlantic Beach, NC.  In connection with this decision we recorded a $1,332 loss on asset impairment.

(3)

In calculating net income, we recognize percentage rental income received for the first, second and third quarters in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this revenue until the fourth quarter for purposes of calculating net income, we include the amount in the calculation of EBITDA for each quarter of the year. The fourth quarter EBITDA calculation excludes the amounts recognized during the first three quarters. In connection with the termination of the lease for our former Homestead Studio Suites® hotels (see Note 1), all previously deferred percentage rental income was recognized in calculating net income in the 2007 third quarter.  Percentage rent income included in EBITDA was $1,307 and $1,009 in the fourth quarter of 2007 and 2006, respectively, net of amounts included in our EBITDA calculations for the respective prior three quarters.

(4)

Our share of the operating results of our managed hotels in excess of the minimum returns due to us, or additional returns, is generally determined based upon annual calculations.  We recognize additional returns in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this income until the fourth quarter for purposes of calculating net income, we include the amount in the calculation of EBITDA for each quarter of the year. The fourth quarter EBITDA calculation excludes the amounts recognized during the first three quarters.  Additional returns included in FFO were $3,655 and $2,711 in the fourth quarter of 2007 and 2006, respectively, net of amounts included in our EBITDA calculations for the respective prior three quarters.

We compute EBITDA, or earnings before interest, taxes, depreciation and amortization, as net income plus interest expense, depreciation and amortization expense, income tax expense, loss on impairment, deferred percentage rent and deferred additional returns less gain on sale of real estate.  We consider EBITDA to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities. We believe EBITDA provides useful information to investors because by excluding the effects of certain historical costs, such as interest and depreciation and amortization expense, EBITDA can facilitate a comparison of our current operating performance with our past operating performance and of operating performance among REITs. EBITDA does not represent cash generated by operating activities in accordance with  generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2007

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(in thousands, except per share data)

		For the Three Months Ended		For the Twelve Months Ended
		12/31/2007	12/31/2006	12/31/2007	12/31/2006

Net income available for common shareholders		$75,984	$59,952	$304,199	$161,383
Plus:	FF&E deposits not in net income (1)	—	427	990	1,942
	Depreciation and amortization (continuing operations)	56,218	36,416	216,688	141,198
	Depreciation and amortization (discontinued operations) (2)	—	753	1,636	3,206
	Loss on asset impairment (3)	1,332	—	1,332	—
	TA spin off costs (4)	—	—	2,711	—
Less:	Deferred percentage rent previously recognized in FFO (continuing operations) (5)	(4,748)	(4,179)	—	—
	Deferred percentage rent previously recognized in FFO(discontinued operations) (2) (5)	—	(428)	—	—
	Deferred additional returns previously recognized in FFO (continuing operations) (6)	(20,516)	(17,318)	—	—
	Gain on sale of real estate used by discontinued operations	—	—	(95,711)	—
	FFO available for common shareholders	$108,270	$75,623	$431,845	$307,729

	Weighted average shares outstanding	93,891	75,587	93,109	73,279

	Net income available for common shareholders per share	$0.81	$0.79	$3.27	$2.20
	FFO available for common shareholders per share	$1.15	$1.00	$4.64	$4.20

(1)

Various percentages of total sales at most of our hotels are escrowed as reserves for future renovations or refurbishment, or FF&E Reserve escrows.  At December 31, 2007, we own the FF&E Reserve escrows for all our hotels. Through July 26, 2007, we had a security and remainder interest in the FF&E Reserve escrows for our former Homestead Studio Suites® hotels (see Note 2).  When we own the FF&E Reserve escrows at hotels leased to third parties we report payments into the escrow as additional rent.  When we had a security and remainder interest in the FF&E Reserve escrows of our Homestead Studio Suites® hotels, deposits were not included in revenue but were included in FFO.  We do not report the amounts which are escrowed as FF&E reserves for our managed hotels as FF&E reserve income in our consolidated statement of income.

(2)

On July 26, 2007, we sold 18 Homestead Studio Suites® hotels for $205,350 and recognized a gain on sale of $95,711.  We reclassified our consolidated statement of income for all periods presented to show the results of operations of the hotels which have been sold as discontinued (see page 11 for a summary of these discontinued operations).

(3)

In December 2007, we authorized Global Hyatt Corporation to pursue the sale of our AmeriSuites hotel in Atlantic Beach, NC.  In connection with this decision we recorded a $1,332 loss on asset impairment.

(4)	We expensed $2,711 of costs in connection with the spin off of our former subsidiary, TravelCenters of America, LLC, or TA, to our shareholders on January 31, 2007.
(5)

In calculating net income, we recognize percentage rental income received for the first, second and third quarters in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this revenue until the fourth quarter for purposes of calculating net income, we include the estimated amount in the calculation of FFO for each quarter of the year. The fourth quarter FFO calculation excludes the amounts recognized during the first three quarters.  In connection with the termination of the lease for our former Homestead Studio Suites® hotels (see Note 2), all previously deferred percentage rental income was recognized in calculating net income in the 2007 third quarter.  Percentage rental income included in FFO was $1,307 and $1,009 in the fourth quarter of 2007 and 2006, respectively, net of amounts included in our FFO calculations for the respective prior three quarters.

(6)

Our share of the operating results of our managed hotels in excess of the minimum returns due to us, or additional returns, is generally determined based upon annual calculations.  We recognize  additional returns in the fourth quarter, which is when all contingencies are met and the income is earned. Although we defer recognition of this income until the fourth quarter for purposes of calculating net income, we include the estimated amount in the calculation of FFO for each quarter of the year. The fourth quarter FFO calculation excludes the amounts recognized during the first three quarters.  Additional returns included in FFO were $3,665 and $2,711 in the fourth quarter of 2007 and 2006, respectively, net of amounts included in our FFO calculations for the respective prior three quarters.

We compute FFO as shown in the calculation above. Our calculation of FFO differs from the National Association of Real Estate Investment Trusts, or NAREIT, definition of FFO because we include FF&E deposits not included in net income (see Note 1), deferred percentage rent (see Note 5), deferred additional returns (see Note 6) and exclude loss on asset impairment (see note 3)and TA spin off costs (see Note 4).  We consider FFO to be an appropriate measure of performance for a real estate investment trust, or REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical costs, such as depreciation expense, FFO can facilitate comparison of current operating performance among REITs. FFO does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity. FFO is one important factor considered by our board of trustees in determining the amount of distributions to shareholders. Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving credit facility and public debt covenants, the availability of debt and equity capital to us and our expectation of our future capital needs and operating performance.

Hospitality Properties Trust
Supplemental Operating and Financial Data
December 31, 2007

SEGMENT INFORMATION

(in thousands)

We have two reportable business segments: hotels and travel centers.  Prior to our acquisition of TravelCenters in January 2007, our only reportable segment was hotels.

	For the Three Months Ended December 31, 2007
	Hotels	Travel Centers	Corporate	Consolidated

Hotel operating revenues	$227,031	$—	$—	$227,031
Minimum rent	29,301	58,644	—	87,945
Percentage rent	6,055	—	—	6,055
FF&E reserve income	5,293	—	—	5,293
Interest income	—	—	436	436
Total revenues	267,680	58,644	436	326,760
Hotel operating expenses	137,758	—	—	137,758
Operating income	129,922	58,644	436	189,002

Interest expense	—	—	38,029	38,029
Depreciation and amortization expense	37,888	18,330	—	56,218
General and administrative expense	—	—	9,421	9,421
TA spin off costs	—	—	—	—
Loss on asset impairment	1,332	—	—	1,332
Total expenses	39,220	18,330	47,450	105,000

Income (loss) before income taxes	90,702	40,314	(47,014)	84,002
Income tax expense	—	—	(548)	(548)

Income (loss) from continuing operations	$90,702	$40,314	$(47,562)	$83,454

	For the Twelve Months Ended December 31, 2007
	Hotels	Travel Centers	Corporate	Consolidated

Hotel operating revenues	$941,455	$—	$—	$941,455
Minimum rent	117,193	193,571	—	310,764
Percentage rent	6,055	—	—	6,055
FF&E reserve income	22,286	—	—	22,286
Interest income	—	—	4,919	4,919
Total revenues	1,086,989	193,571	4,919	1,285,479
Hotel operating expenses	657,000	—	—	657,000
Operating income	429,989	193,571	4,919	628,479

Interest expense	—	—	140,517	140,517
Depreciation and amortization expense	147,401	69,287	—	216,688
General and administrative expense	—	—	37,223	37,223
TA spin off costs	—	—	2,711	2,711
Loss on asset impairment	1,332	—	—	1,332
Total expenses	148,733	69,287	180,451	398,471

Income (loss) before income taxes	281,256	124,284	(175,532)	230,008
Income tax expense	—	—	(2,191)	(2,191)

Income (loss) from continuing operations	$281,256	$124,284	$(177,723)	$227,817

Total assets	$3,247,762	$2,378,659	$52,886	$5,679,307

Hospitality Properties Trust
Supplemental Operating and Financial Data
December 31, 2007

DEBT SUMMARY

(dollars in thousands)

	Interest	Principal	Maturity		Years to
	Rate	Balance	Date		Maturity

Secured Fixed Rate Debt:

Mortgage - secured by one hotel in Overland Park, KS	8.300%	$3,635	07/01/11		3.5

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 55 bps)	5.406%(1)	$158,000	10/24/10		2.8

Unsecured Fixed Rate Debt:
Senior notes due 2008	7.000%	$150,000	03/01/08		0.2
Senior notes due 2010	9.125%	50,000	07/15/10		2.5
Senior notes due 2012	6.850%	125,000	07/15/12		4.5
Senior notes due 2013	6.750%	300,000	02/15/13		5.1
Senior notes due 2015	5.125%	300,000	02/15/15		7.1
Senior notes due 2016	6.300%	275,000	06/15/16		8.5
Senior notes due 2017	5.625%	300,000	03/15/17		9.2
Senior notes due 2018	6.700%	350,000	01/15/18		10.0
Convertible senior notes due 2027	3.800%	575,000	03/15/27	(2)	19.2
Total / weighted average unsecured fixed rate debt	5.722%	$2,425,000			9.9

Weighted average secured fixed rate debt / total	8.300%	$3,635			3.5
Weighted average unsecured floating rate debt / total	5.406%	158,000			2.8
Weighted average unsecured fixed rate debt / total	5.722%	2,425,000			9.9
Weighted average debt / total	5.706%	$2,586,635			9.5

(1)  Interest rate at December 31, 2007.

(2)  The convertible senior notes are convertible if certain conditions are met (including certain changes in control) into cash equal to the principal amount of the notes and, to the extent the market price of our common shares exceeds the initial exchange price of $50.50 per share, subject to adjustment, either cash or our common shares at our option with a value based on such excess amount. Holders of our convertible senior notes may require us to repurchase all or a portion of the notes on March 20, 2012, March 15, 2017, and March 15, 2022, or upon the occurrence of certain change in control events.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2007

DEBT MATURITY SCHEDULE

(dollars in thousands)

	Scheduled Principal Payments During Period
	Secured	Unsecured	Unsecured
	Fixed Rate	Floating	Fixed
Year	Debt	Rate Debt	Rate Debt		Total
2008	$77	$—	$150,000	(1)	$150,077
2009	84	—	—		84
2010	91	158,000	50,000		208,091
2011	3,383	—	—		3,383
2012	—	—	125,000		125,000
2013	—	—	300,000		300,000
2014	—	—	—		—
2015	—	—	300,000		300,000
2016	—	—	275,000		275,000
2017	—	—	300,000		300,000
2018	—	—	350,000		350,000
2027	—	—	575,000	(2)	575,000
	$3,635	$158,000	$2,425,000		$2,586,635

(1)  The senior notes mature on March 1, 2008.

(2)  The convertible senior notes are convertible if certain conditions are met (including certain changes in control) into cash equal to the principal amount of the notes and, to the extent the market price of our common shares exceeds the initial exchange price of $50.50 per share, subject to adjustment, either cash or our common shares at our option with a value based on such excess amount.  Holders of our convertible senior notes may require us to repurchase all or a portion of the notes on March 20, 2012, March 15, 2017, and March 15, 2022, or upon the occurrence of certain change in control events.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2007

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended
	12/31/2007	9/30/2007	6/30/2007	3/31/2007	12/31/2006
Leverage Ratios:

Total debt / total assets	45.4%	45.3%	47.2%	40.6%	30.3%
Total debt / real estate assets, at cost	41.6%	41.6%	43.6%	37.4%	29.8%
Total debt / total market capitalization	43.6%	38.0%	38.9%	30.3%	22.3%
Total debt / total book capitalization	48.1	47.9%	50.2%	43.3%	32.9%
Secured debt / total assets	0.1%	0.1%	0.1%	0.1%	0.1%
Variable rate debt / total debt	6.1%	5.4%	24.1%	0.8%	1.1%

Coverage Ratios:

EBITDA (1) / interest expense	4.1x	4.2x	4.5x	4.2x	4.8x
EBITDA (1) / interest expense and preferred distributions	3.4x	3.5x	3.7x	4.0x	4.4x

Public Debt Covenants: (2)

Total debt / adjusted total assets - allowable maximum 60.0%	41.2%	41.2%	43.2%	36.8%	25.9%
Secured debt / adjusted total assets - allowable maximum 40.0%	0.1%	0.1%	0.1%	0.1%	0.1%
Consolidated income available for debt service / debt service - required minimum 1.50x	4.47x	3.63	3.90x	3.65x	5.47x
Total unencumbered assets to unsecured debt - required minimum 150% / 200%	220.1%	218.6%	209.2%	271.9%	387.8%

(1) See page 13 for calculation of EBITDA.

(2) Adjusted total assets and unencumbered assets include original cost of real estate assets less impairment write downs and exclude depreciation and amortization, accounts receivable and intangible assets. Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, loss on asset impairment, gains and losses on sales of property and amortization of deferred charges.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2007

FF&E RESERVE ESCROWS(1)

(dollars in thousands)

	As of and For the Three Months Ended
HPT Owned:	12/31/2007	9/30/2007	6/30/2007	3/31/2007	12/31/2006

FF&E reserves (beginning of period)	$25,698	$30,684	$32,444	$27,363	$29,797
Manager deposits	14,642	17,287	15,180	11,559	11,750
HPT fundings:
Carlson(2)	197	136	—	219	404
Marriott(3)	3,016	1,532	3,291	1,392	6,795
Hyatt(4)	7,500	7,500	11,000	16,000	9,500
InterContinental(5)	1,300	—	1,467	9,691	1,000
Hotel improvements	(24,219)	(31,441)	(32,698)	(33,780)	(31,883)
FF&E reserves (end of period)	$28,134	$25,698	$30,684	$32,444	$27,363

Tenant Owned:

FF&E reserves (beginning of period)	$—	$1	$152	$2	$2
Manager deposits	—	—	512	419	463
Hotel improvements	—	(1)	(663)	(269)	(463)
FF&E reserves (end of period)	$—	$—	$1	$152	$2

Total:

FF&E reserves (beginning of period)	$25,698	$30,685	$32,596	$27,365	$29,799
Manager deposits	14,642	17,287	15,692	11,978	12,213
HPT fundings:
Carlson(2)	197	136	—	219	404
Marriott(3)	3,016	1,532	3,291	1,392	6,795
Hyatt(4)	7,500	7,500	11,000	16,000	9,500
InterContinental(5)	1,300	—	1,467	9,691	1,000
Hotel improvements	(24,219)	(31,442)	(33,361)	(34,049)	(32,346)
FF&E reserves (end of period)	$28,134	$25,698	$30,685	$32,596	$27,365

(1)         Generally, each of our hotel operating agreements require the deposit of a percentage of gross hotel revenues into escrows to fund periodic hotel renovations, or FF&E reserves.  For recently built or renovated hotels, this requirement may be deferred for a period.  At December 31, 2007, we own all the FF&E reserve escrows for all our hotels.  Through July 26, 2007, we had a security and remainder interest in the escrow account of our former Homestead Studio Suites® hotels.

(2)         Pursuant to our agreement with Carlson for the management of 12 hotels, we agreed to fund certain rebranding costs and other capital improvements.  To the extent our fundings exceed $12,000, the minimum return payable by Carlson to us will increase as these funds are advanced.  At December 31, 2007, we have funded $38,408 under this agreement.

(3)         Represents FF&E reserve deposits for our Marriott branded hotel combinations not funded by hotel operations but separately funded by us.  The operating agreements for our Marriott branded hotel combinations generally provide that, if necessary, we will provide FF&E funding in excess of escrowed reserves.  To the extent we make such fundings, our annual minimum returns or rent increases by a percentage of the amounts we fund.

(4)         Pursuant to our agreement with Hyatt for the management of 24 hotels, we agreed to fund certain rebranding costs and other capital improvements.  To the extent our funding exceeds $8,000, the minimum return payable by Hyatt to us will increase as these funds are advanced.  At December 31, 2007, we have funded $71,500 under this agreement.

(5)         Pursuant to our management agreements with InterContinental, we agreed to fund certain rebranding costs and  capital improvements.  Generally, our annual minimum returns increase by a percentage of the amounts we fund.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2007

2007 ACQUISITIONS AND DISPOSITIONS INFORMATION

(dollars in thousands)

2007 ACQUISITIONS (through 12/31/2007):

Date Acquired	Properties	Brand	Location	Number of Rooms / Suites	Operating Agreement	Purchase Price	Purchase Price per Room / Suite

1/31/2007(1)	146	TravelCenters of America®	39 states	N/A	TA No. 1	$1,697,221	N/A

5/30/07	40	Petro Stopping Centers®	25 states	N/A	TA No. 2	$655,000	N/A

Total /Average 2007	186			N/A		$2,352,221	N/A

(1)                On January 31, 2007, we completed our previously announced acquisition of TravelCenters of America, Inc. or TravelCenters, for approximately $1,900,000.  Simultaneously with this acquisition, we retained substantially all of the TravelCenters real estate and capitalized and spun out to our shareholders a subsidiary, TravelCenters of America LLC (AMEX: TA), or TA, which leases this real estate and has continued the fuel service and hospitality business of TravelCenters.  The purchase price amount represents the value of the TravelCenters assets we retained.  In addition to this purchase price, we have committed to invest $125,000 (up to $25,000 per year) to fund improvements to the leased TA locations, of which $25,000 was funded in 2007.

2007 DISPOSITIONS (through  12/31/07):(1)

Date Disposed	Properties	Brand	Location	Number of Rooms / Suites	Operating Agreement	Sales Price	Sales Price per Room / Suite

7/26/07(1)	18	Homestead Studio Suites®	5 states	2,399	Homestead	$205,350	$86

9/9/07	1	TravelCenters of America®	Conley, GA	N/A	TA No. 1(2)	$—	N/A

Total 2007	19			2,399		$205,350	$86

(1)                Excludes January 31, 2007, spin off of TA to our common shareholders.

(2)                On September 9, 2007, the ground lease rights for this site reached the end of their term and were not renewed.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2007

2007 FINANCING ACTIVITIES

(share amounts and dollars in thousands)

	For the Three Months Ended
	12/31/2007	9/30/2007	6/30/2007	3/31/2007

Debt Transactions:(1)
New debt raised	$—	$350,000	$—	$875,000
Total new debt	—	350,000	—	875,000

Debt retired	—	—	—	—
Net debt	$—	$350,000	$—	$875,000

Equity Transactions:
New common shares issued	—	—	—	7,550
New common equity raised, net	$—	$—	$—	$343,452

New preferred shares issued	—	—	—	12,700
New preferred equity raised, net	$—	$—	$—	$306,833
Total new equity	$—	$—	$—	$650,285

(1)                Excludes drawings and repayments under our revolving credit facility and bridge loan facility.

OPERATING AGREEMENTS

AND PORTFOLIO INFORMATION

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2007

SUMMARY OF OPERATING AGREEMENTS

(dollars in thousands)

Operating Agreement	Marriott (no. 1)	Marriott (no. 2)	Marriott (no. 3)	Marriott (no. 4)	InterContinental (no. 1)	InterContinental (no. 2)	InterContinental (no. 3)	InterContinental (no. 4)	Hyatt	Carlson	TA (no. 1)	TA (no. 2)	Total / Range / Average (all investments)

Number of Properties	53	18	35	19	31	76	14	10	24	12	145	40	477

Number of Rooms / Suites	7,610	2,178	5,382	2,756	3,844	9,220	4,139	2,937	2,895	2,262	(1)	—	43,223

Property Brands	Courtyard by Marriott®	Residence Inn by Marriott®	Marriott® / Residence Inn by Marriott® / Courtyard by Marriott® / TownePlace Suites by Marriott® / SpringHill Suites by Marriott®	Residence Inn by Marriott® / Courtyard by Marriott® / TownePlace Suites by Marriott® / SpringHill Suites by Marriott®	Staybridge Suites®	Candlewood Suites®	InterContinental® / Crowne Plaza® / Holiday Inn® / Staybridge Suites®	Crowne Plaza® / Staybridge Suites®	AmeriSuites® / Hyatt PlaceTM	Radisson Hotels & Resorts® / Park Plaza® Hotels & Resorts / Country Inn & Suites by CarlsonSM	TravelCenters of America®	Petro Stopping Centers®	17 Brands

Number of States	24	14	15	14	16	29	7 plus Ontario and Puerto Rico	5	14	7	39	25	44 plus Ontario and Puerto Rico

Manager	Subsidiary of Marriott International	Subsidiary of Marriott International	Subsidiaries of Marriott International	Subsidiaries of Marriott International	Subsidiary of InterContinental	Subsidiary of InterContinental	Subsidiaries of InterContinental	Subsidiaries of InterContinental	Subsidiary of Hyatt	Subsidiary of Carlson	TA	TA	5 Managers

Tenant	Subsidiary of Host Hotels & Resorts Subleased to Subsidiary of Barcelo Crestline	Subsidiary of Host Hotels & Resorts Subleased to Subsidiary of Barcelo Crestline	Our TRS	Subsidiary of Barcelo Crestline	Our TRS	Our TRS	Our TRS and a subsidiary of InterContinental	Our TRS	Our TRS	Our TRS	Subsidiary of TA	Subsidiary of TA	5 Tenants

Investment at December 31, 2007 (2)	$585,229	$193,059	$472,410	$274,222	$436,708	$589,429	$512,300	$230,649	$309,850	$211,309	$1,747,962	$654,288	$6,217,415

End of Current Term	2012	2010	2019	2015	2031	2028	2029	2030	2030	2030	2022	2024	2010-2031

Renewal Options (3)	3 for 12 years each	1 for 10 years, 2 for 15 years each	2 for 15 years each	2 for 10 years each	2 for 12.5 years each	2 for 15 years each	2 for 15 years each	2 for 15 years each	2 for 15 years each	2 for 15 years each	N/A	2 for 15 years each

Annual Minimum Return / Minimum Rent	$58,379	$19,287	$49,034	$28,508	$37,882	$50,000	$42,873	$20,306	$23,050	$11,890	$155,713 (4)	$62,225	$559,147

Additional Return (5)	—	—	$1,173	—	—	$10,000	$3,458	$1,750	50% of cash flow in excess of minimum return (6)	50% of cash flow in excess of minimum return (6)	—	—	$16,381

Percentage Return / Rent (7)	5% of revenues above 1994/95 revenues	7.5% of revenues above 1996 revenues	7% of revenues above 2000/01 revenues	7.0% of revenues above 1999/2000 revenues	7.5% of revenues above 2004/06/08 revenues	7.5% of revenues above 2006/07 revenues	7.5% of revenues above 2006/07 revenues	7.5% of revenues above 2007 revenues	—	—	3% of non-fuel revenues and .3% of fuel revenues above 2011 revenues	3% of non-fuel revenues and .3% of fuel revenues above 2012 revenues

Security Deposit	$50,540	$17,220	$36,204	$28,508	$36,872 (8)	—	$36,872 (8)	$36,872 (8)	—	—	—	—	$169,344

Other Security Features	HPT controlled lockbox with minimum balance maintenance requirement; subtenant and subtenant parent minimum net worth requirement	HPT controlled lockbox with minimum balance maintenance requirement; subtenant and subtenant parent minimum net worth requirement		Tenant minimum net worth requirement	Limited guarantee provided by InterContinental	Limited guarantee provided by InterContinental	Limited guarantee provided by InterContinental	Limited guarantee provided by InterContinental	Limited guarantee provided by Hyatt	Limited guarantee provided by Carlson	TA guarantee	TA guarantee

(1)  18 of our TA properties  include hotels.  The rooms associated with these hotels have been excluded from total hotel rooms.

(2)  Excludes expenditures made from FF&E reserves funded from hotel operations, but includes amounts separately funded by us.

(3)  Renewal options may be exercised by the manager or tenant for all, but not less than all, of the properties within each combination.

(4)  The amount of minimum rent payable to us by TA is scheduled to increase to $158,962 $162,625, $166,638, $171,613 and $176,620 in 2008, 2009, 2010, 2011 and 2012, respectively.  The annual straight line rent for GAAP reporting purposes is $171,389.

(5)  These management agreements provide for annual additional return payments in the amount listed, to the extent of available cash flow after payment of operating costs, funding of the FF&E reserve, payment of our minimum return and payment of certain managment fees.

(6)  These management agreements provide for payment to us of 50% of available cash flow after payment of operating costs, funding the FF&E reserve, payment of our minimum return and reimbursement to the managers of working capital and guaranty advances, if any.

(7)  Each management contract or lease provides for payment to us of a percentage of increases in total property sales over a base year level as additional return or rent.

(8)  The single $36,872 deposit secures InterContinental’s obligations under the InterContinental  No. 1, No. 3 and No. 4 portfolios.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2007

PORTFOLIO BY OPERATING AGREEMENT, MANAGER AND BRAND

(dollars in thousands)

	Number of Properties	Percent of Number of Properties	Number of Rooms / Suites (1)	Percent of Number of Rooms / Suites (1)	Investment (2)	Percent of Investment	Investment per Room / Suite	Annual Minimum Return / Rent	Percent of Minimum Return / Rent
By Operating Agreement:
InterContinental (no. 1)	31	6%	3,844	9%	$436,708	7%	$114	$37,882	7%
InterContinental (no. 2)	76	16%	9,220	21%	589,429	9%	64	50,000	9%
InterContinental (no. 3)	14	3%	4,139	10%	512,300	8%	124	42,873	8%
InterContinental (no. 4)	10	2%	2,937	7%	230,649	4%	79	20,306	4%
Marriott (no. 1)	53	11%	7,610	18%	585,229	9%	77	58,379	10%
Marriott (no. 2)	18	4%	2,178	5%	193,059	3%	89	19,287	3%
Marriott (no. 3)	35	8%	5,382	12%	472,410	8%	88	49,034	9%
Marriott (no. 4)	19	4%	2,756	6%	274,222	4%	100	28,508	5%
Hyatt	24	5%	2,895	7%	309,850	5%	107	23,050	4%
Carlson	12	3%	2,262	5%	211,309	3%	93	11,890	2%
TA (no. 1) (3)	145	30%	N/A	N/A	1,747,962	29%	N/A	155,713	28%
TA (no. 2)	40	8%	N/A	N/A	654,288	11%	N/A	62,225	11%
Total	477	100%	43,223	100%	$6,217,415	100%	$88	$559,147	100%

By Manager:
InterContinental	125	26%	17,926	41%	$1,524,920	25%	$85	$155,208	28%
Marriott International	131	28%	20,140	47%	1,769,086	28%	88	151,061	27%
Hyatt	24	5%	2,895	7%	309,850	5%	107	23,050	4%
Carlson	12	3%	2,262	5%	211,309	3%	93	11,890	2%
TA (3)	185	38%	N/A	N/A	2,402,250	39%	N/A	217,938	39%
Total	477	100%	43,223	100%	$6,217,415	100%	$88	$559,147	100%

By Brand:
AmeriSuites® / Hyatt PlaceTM	24	5%	2,895	7%	$309,850	5%	$107
Candlewood Suites®	76	16%	9,220	20%	589,411	9%	64
Country Inn & Suites by CarlsonSM	5	1%	753	2%	74,827	1%	99
Courtyard by Marriott®	71	15%	10,280	24%	845,079	14%	82
Crowne Plaza®	12	3%	4,406	10%	367,655	6%	83
Holiday Inn®	3	1%	697	2%	35,526	1%	51
InterContinental®	5	1%	1,479	3%	300,185	5%	203
Marriott Hotels®	3	1%	1,356	3%	117,254	2%	86
Park Plaza® Hotels & Resorts	2	0%	375	1%	20,888	0%	56
Radisson Hotels & Resorts®	5	1%	1,134	3%	115,593	2%	102
Residence Inn by Marriott®	37	8%	4,695	11%	438,048	7%	93
SpringHill Suites by Marriott®	2	0%	264	1%	20,833	0%	79
Staybridge Suites®	35	7%	4,338	10%	476,309	8%	110
TownePlace Suites by Marriott®	12	3%	1,331	3%	103,707	1%	78
TravelCenters of America®	145	30%	N/A	N/A	1,747,962	28%	N/A
Petro Stopping Centers®	40	8%	N/A	N/A	654,288	11%	N/A
Total	477	100%	43,223	100%	$6,217,415	100%	$88

(1)	18 of our TA properties include a hotel. The rooms associated with these hotels have been excluded from total hotel rooms.
(2)	Excludes expenditures made from FF&E reserves funded from hotel operations, but includes amounts separately funded by us.
(3)

The amount of annual minimum rent payable to us by TA is scheduled to increase to $158,962, $162,625, $166,638, $171,613 and $176,620 in 2008, 2009, 2010, 2011 and 2012, respectively. The annual straight line rent for GAAP reporting purposes is $171,389.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2007

OPERATING STATISTICS BY HOTEL OPERATING AGREEMENT

	No. of	No. of Rooms /	Fourth Quarter (1)			Year to Date (1)
	Hotels	Suites	2007	2006	Change	2007	2006	Change
ADR
InterContinental (no. 1)(2)	31	3,844	$108.86	$103.12	5.6%	$110.47	$104.38	5.8%
InterContinental (no. 2)	76	9,220	69.98	67.80	3.2%	69.81	66.50	5.0%
InterContinental (no. 3)(3) (4)	14	4,139	139.58	133.51	4.5%	141.79	134.49	5.4%
InterContinental (no. 4)(3)	10	2,937	110.97	103.01	7.7%	109.64	101.22	8.3%
Marriott (no. 1)	53	7,610	124.29	118.43	4.9%	123.67	117.76	5.0%
Marriott (no. 2)	18	2,178	124.55	116.93	6.5%	119.69	112.81	6.1%
Marriott (no. 3)	35	5,382	115.41	111.03	3.9%	116.65	110.34	5.7%
Marriott (no. 4)	19	2,756	118.34	113.80	4.0%	116.47	114.74	1.5%
Hyatt	24	2,895	94.06	80.51	16.8%	95.45	82.02	16.4%
Carlson	12	2,262	97.99	92.87	5.5%	99.58	92.73	7.4%
Total/Average	292	43,223	$108.33	$102.85	5.3%	$107.18	$101.04	6.1%

OCCUPANCY
InterContinental (no. 1)(2)	31	3,844	72.4%	69.9%	2.5pt	75.9%	76.0%	-0.1pt
InterContinental (no. 2)	76	9,220	69.7%	70.5%	-0.8pt	74.5%	75.7%	-1.2pt
InterContinental (no. 3)(3) (4)	14	4,139	71.2%	6.3%	1.9pt	76.8%	75.1%	1.7pt
InterContinental (no. 4)(3)	10	2,937	62.8%	67.7%	-4.9pt	68.6%	71.8%	-3.2pt
Marriott (no. 1)	53	7,610	67.3%	66.1%	1.2pt	69.2%	69.3%	-0.1pt
Marriott (no. 2)	18	2,178	73.8%	75.5%	-1.7pt	76.5%	79.9%	-3.4pt
Marriott (no. 3)	35	5,382	71.9%	71.8%	0.1pt	75.7%	75.4%	0.3pt
Marriott (no. 4)	19	2,756	71.4%	70.8%	0.6pt	73.0%	73.2%	-0.2pt
Hyatt	24	2,895	60.9%	53.5%	7.4pt	58.8%	61.1%	-2.3pt
Carlson	12	2,262	62.0%	61.4%	0.6pt	67.0%	63.6%	3.4pt
Total/Average	292	43,223	68.9%	68.3%	0.6pt	72.2%	72.6%	-0.4pt

RevPAR
InterContinental (no. 1)(2)	31	3,844	$78.81	$72.08	9.3%	$83.85	$79.33	5.7%
InterContinental (no. 2)	76	9,220	48.78	47.80	2.1%	52.01	50.34	3.3%
InterContinental (no. 3)(3) (4)	14	4,139	99.38	92.52	7.4%	108.89	101.00	7.8%
InterContinental (no. 4)(3)	10	2,937	69.69	69.74	-0.1%	75.21	72.68	3.5%
Marriott (no. 1)	53	7,610	83.65	78.28	6.9%	85.58	81.61	4.9%
Marriott (no. 2)	18	2,178	91.92	88.28	4.1%	91.56	90.14	1.6%
Marriott (no. 3)	35	5,382	82.98	79.72	4.1%	88.30	83.20	6.1%
Marriott (no. 4)	19	2,756	84.49	80.57	4.9%	85.02	83.99	1.2%
Hyatt	24	2,895	57.28	43.07	33.0%	56.12	50.11	12.0%
Carlson	12	2,262	60.75	57.02	6.5%	66.72	58.98	13.1%
Total/Average	292	43,223	$74.64	$70.25	6.2%	$77.38	$73.36	5.5%

(1)	Includes data for the calendar periods indicated, except for our Marriott® branded hotels, which include data for comparable fiscal periods.
(2)	Year to date data excludes operating statistics of one hotel which was closed from May 2005 through May 2006 due to fire damage and a newly developed hotel acquired in April 2006.
(3)	Includes data for periods prior to our ownership of some hotels.
(4)	Includes data for periods some hotels were not operated by the current manager.

“ADR” is average daily rate; “RevPAR” is revenue per available room. All operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods. We have not independently verified our managers’ and tenants’ operating data.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2007

COVERAGE BY OPERATING AGREEMENT (1)

For the Twelve Months Ended (2)
Operating Agreement	12/31/2007	9/30/2007	6/30/2007	3/31/2007	12/31/2006
InterContinental (no. 1)	1.09x	1.08x	1.08x	1.07x	1.07x
InterContinental (no. 2)	1.43x	1.42x	1.39x	1.39x	1.35x
InterContinental (no. 3) (3) (4)	1.33x	1.31x	1.26x	1.28x	1.37x
InterContinental (no. 4) (3)	1.39x	1.41x	1.47x	1.48x	1.51x
Marriott (no. 1)	1.63x	1.58x	1.54x	1.51x	1.49x
Marriott (no. 2)	1.33x	1.32x	1.37x	1.36x	1.34x
Marriott (no. 3)	1.24x	1.22x	1.19x	1.15x	1.11x
Marriott (no. 4)	1.22x	1.18x	1.18x	1.18x	1.21x
Hyatt (5)	0.54x	0.51x	0.50x	0.61x	0.80x
Carlson (3)	1.63x	1.57x	1.55x	1.47x	1.36x
TA (no. 1) (3)	(6)	1.39x	1.45x	1.49x	1.47x
TA (no. 2) (3) (4)	(6)	1.14x	1.28x	1.39x	1.37x

For the Three Months Ended (2)
Operating Agreement	12/31/2007	9/30/2007	6/30/2007	3/31/2007	12/31/2006
InterContinental (no. 1)	0.93x	1.25x	1.21x	0.96x	0.90x
InterContinental (no. 2)	1.25x	1.57x	1.55x	1.34x	1.24x
InterContinental (no. 3)	1.22x	1.35x	1.64x	1.13x	1.12x
InterContinental (no. 4) (3)	1.25x	1.08x	1.65x	1.57x	1.35x
Marriott (no. 1)	1.55x	1.71x	1.83x	1.47x	1.37x
Marriott (no. 2)	1.34x	1.30x	1.48x	1.21x	1.29x
Marriott (no. 3)	1.12x	1.35x	1.44x	1.10x	1.05x
Marriott (no. 4)	1.21x	1.00x	1.33x	1.34x	1.09x
Hyatt (5)	0.56x	0.60x	0.58x	0.41x	0.42x
Carlson	1.40x	1.62x	1.64x	1.85x	1.16x
TA (no. 1) (3)	(6)	1.53x	1.52x	1.12x	1.37x
TA (no. 2) (3) (4)	(6)	1.19x	1.23x	1.04x	1.12x

(1)

We define coverage as combined total property sales minus all property level expenses which are not subordinated to minimum payments to us and the required FF&E reserve contributions (which data is provided to us by our managers or tenants), divided by the minimum return or minimum rent payments due to us. For some combinations, amounts have been calculated using data for periods prior to our ownership of certain properties and prior to commencement of our operating agreements.

(2)	Includes data for the calendar periods indicated, except for our Marriott® branded hotels, which include data for comparable fiscal periods.
(3)	Includes data for periods prior to our ownership of some properties.
(4)	Includes data for periods some properties were not operated by the current operator.
(5)

In connection with the rebranding of our AmeriSuites® hotels to Hyatt PlaceTM hotels starting in the third quarter of 2006, 21 of the hotels in this portfolio have been undergoing renovations which required some hotel rooms to be taken out of service.

(6)	Data for the most recent period is not currently available from our tenant, TA.

All operating data presented are based upon the operating results provided by our managers and tenants for the indicated periods. We have not independently verified our managers’ or tenants’ operating data.

Hospitality Properties Trust

Supplemental Operating and Financial Data

December 31, 2007

OPERATING AGREEMENT EXPIRATION SCHEDULE

(dollars in thousands)

	Annualized Minimum Return / Rent	% of Annualized Minimum Return / Rent	Cumulative % of Annualized Minimum Return / Rent
2008	$—	—	—
2009	—	—	—
2010	19,287	3.5%	3.5%
2011	—	—	—
2012	58,379	10.4%	13.9%
2013	—	—	13.9%
2014	—	—	13.9%
2015	28,508	5.1%	19.0%
2016	—	—	19.0%
2017	—	—	19.0%
2018 and thereafter	452,973	81.0%	100.0%
Total	$559,147	100.0%

Weighted average remaining term	15.5 years